WAYNE HUMMER INVESTMENT TRUST
                          -----------------------------

                         WAYNE HUMMER MONEY MARKET FUND
                            WAYNE HUMMER GROWTH FUND
                            WAYNE HUMMER INCOME FUND
                         WAYNE HUMMER COREPORTFOLIO FUND

                      SUPPLEMENT DATED JANUARY 17, 2002 TO
                         PROSPECTUS DATED JULY 31, 2001


         On December 26, 2001, Wintrust Financial Corporation ("Wintrust") signed an agreement with Wayne Hummer Management Company (the "Adviser") and Wayne Hummer Investments L.L.C. (the "Distributor") pursuant to which Wintrust will acquire the Adviser and the Distributor. Because the transaction would constitute an assignment of the Funds' investment advisory agreement with the Adviser under the Investment Company Act of 1940 and, therefore, a termination of that agreement, approval of a new investment advisory agreement will be sought from the Funds' shareholders. The transaction is expected to close, subject to regulatory approval and satisfaction of other conditions, in late January or February of 2002.